EXHIBIT D to
                                                     Unit 1 First Amendment

         [FORM OF FIFTH TGC MODIFICATION AND EXTENSION AGREEMENT]

              FIFTH TGC MODIFICATION AND EXTENSION AGREEMENT


ATTENTION ROBERTSON COUNTY, TEXAS RECORDER:

RECORDING REQUESTED BY AND WHEN RECORDED MAIL TO:

THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION)
c/o DONALD H. SNELL
O'Neill, Snell, Banowsky & McClure
200 Crescent Court, Suite 1030
Dallas, Texas 75201


THE STATE OF TEXAS

COUNTY OF ROBERTSON

              FIFTH TGC MODIFICATION AND EXTENSION AGREEMENT

     THIS FIFTH TGC MODIFICATION AND EXTENSION AGREEMENT (this "Agreement") is made as of September 29, 1993 among the banks (the "Banks") which are parties to that certain Unit 1 First Amended and Restated Project Loan and Credit Agreement dated as of January 8, 1992 (as amended by the Amendment No. 1 dated as of September 21, 1993 among the Borrower, TNP and the Banks and other parties thereto (the "First Amendment"), and as further amended, supplemented or modified and in effect from time to time, the "Credit Agreement"), THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), as agent for the Banks and the Replacement Note Holders (in such capacity, together with its successors in such capacity, the "Agent") (the Banks, the Replacement Note Holders and the Agent collectively herein called the "Secured Parties"), TEXAS-NEW MEXICO POWER COMPANY, a Texas corporation ("TNP"), and TEXAS GENERATING COMPANY, a Texas corporation ("TGC" or the "Borrower"). Unless otherwise defined herein, the capitalized terms used herein shall have the meanings given to those terms in the Credit Agreement.

                           W I T N E S S E T H:

                                 Recitals:

     A. The Banks, the Agent, Project Funding Corporation, a Delaware corporation ("PFC") and TNP have heretofore entered into the Project Loan and Credit Agreement dated as of December 1, 1987 (the "Project Credit Agreement") pursuant to the terms of

            FOURTH TGC II MODIFICATION AND EXTENSION AGREEMENT

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 which the Banks made Loans, prior to the Alternative Assumption
Date, to PFC and, thereafter, to the Borrower in an aggregate principal amount of THREE HUNDRED FORTY-FIVE MILLION DOLLARS
($345,000,000).

     B. The Alternative Assumption Date occurred as of June 8, 1990. Certain of the obligations of PFC under the terms of the Project Credit Agreement were assumed by the Borrower pursuant to that certain Assumption Agreement recorded in Volume 549 at Page 83 of the Public Records of Robertson County, Texas. The Mortgage Trust Estate was conveyed by PFC to the Borrower pursuant to that certain Conveyance and Bill of Sale dated effective as of June 8, 1990, recorded in Volume 550 at Page 103 of the Public Records of Robertson County, Texas.

     C. The Obligations under the terms of the Credit Agreement are secured, in part, by the terms, provisions, liens and security interests of that certain Mortgage and Deed of Trust (with Security Agreement and UCC Financing Statement for Fixture Filing), dated as of December 1, 1987 (the "Mortgage") which was filed of record on December 3, 1987, in Volume 507 at Page 291 of the Public Records of Robertson County, Texas, as supplemented by the Supplemental Mortgage and Deed of Trust (with Security Agreement and UCC Financing Statement for Fixture Filing) filed of record on January 27, 1992, in Volume 573 at Page 603 of the Public Records of Robertson County, Texas. The Mortgage covers certain property as more particularly described therein less and except certain lands subsequently released from the Mortgage by the partial release of liens, dated as of October 1, 1988 and recorded in Volume 521 at Page 528 of the Public Records of Robertson County, Texas.

     D. TGC conveyed a 30/345 undivided interest in the Mortgage Trust Estate to TNP pursuant to that certain Conveyance and Bill of Sale dated as of December 27, 1990, and recorded in Volume 556 at Page 653 of the Public Records of Robertson County, Texas. By the partial release of liens, recorded in Volume 572 at Page 372 of the Public Records of Robertson County, Texas, and filed with the Secretary of State of the State of Texas, the Agent released from the Mortgage the undivided interest which was purchased by TNP.

     E. TGC conveyed a 45/345 undivided interest in the Mortgage Trust Estate to TNP pursuant to that certain Conveyance and Bill of Sale dated as of January 27, 1992 and recorded in Volume 573 at Page 552 of the Public Records of Robertson County, Texas. By the partial release of liens, recorded in Volume 573 at Page 589 of the Public Records of Robertson County, Texas, and filed with the Secretary of State of the State of Texas, the

            FIFTH TGC II MODIFICATION AND EXTENSION AGREEMENT

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 Agent released from the Mortgage the undivided interest which was purchased by TNP.

     F. TNP, the Borrower and the Secured Parties entered into the Credit Agreement and executed and delivered the (i) First TGC Modification and Extension Agreement dated as of January 24, 1992 and caused it to be recorded in Volume 573 at Page 477 of the Public Records of Robertson County, Texas, (ii) the Second TGC Modification and Extension Agreement dated as of January 27, 1992 and caused it to be recorded in Volume 573 at Page 504 of the Public Records of Robertson County, Texas, (iii) the Third TGC Modification and Extension Agreement dated as of January 27, 1992 and caused it to be recorded in Volume 573 at Page 518 of the Public Records of Robertson County, Texas and (iv) the Fourth TGC Modification and Extension Agreement dated as of September __, 1993 and caused it to be recorded in Volume ___ at Page ___ of the Public Records of Robertson County, Texas, in each case as a memorial of certain modifications of, amendments to or occurrence of events under the Credit Agreement and to confirm the validity and priority of the liens, security interests and assignments of the Mortgage securing the Obligations.

     G. TNP, the Borrower and the Secured Parties have modified the terms of the Credit Agreement as set forth in Section 3 of the First Amendment (as defined below) and have executed, delivered and caused this Agreement to be filed of record as a memorial of (1) the occurrence of such modifications and to confirm the validity and priority of the liens, security interests and assignments of the Mortgage securing the Obligations and (2) the issuance of the Second Replacement Note (as defined below) and as evidence of the fact that the indebtedness evidenced by the Second Replacement Note shall become a part of the Obligations and shall also be secured by the liens, security interests and assignments of the Mortgage.

     H.   The Agent is authorized by Section 15.01 of the Credit
Agreement to execute and deliver this Agreement.

                                Agreements

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, TNP, the Borrower and the Agent, on behalf of the Secured Parties, agree as follows:

     1. Issuance of the Second Replacement Note. Under the Project Credit Agreement, the Loans made originally to PFC and assumed by TGC on the Alternative Assumption Date and the Loans made to TGC after the Alternative Assumption Date were evidenced

            FIFTH TGC II MODIFICATION AND EXTENSION AGREEMENT

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 by Project Notes held by each of the Banks.  Under the terms of the Credit Agreement, on the date hereof, TNP purchased an aggregate principal amount of $140,000,000 of the Project Loans together with the rights of such Banks under the terms of the Security Documents relating to such portion of the Project Loans. The purchase was made pro rata from the Banks and the Banks have endorsed and delivered their respective Project Notes to TNP. In connection therewith, TGC issued a substitution and replacement promissory note (the "Second Replacement Note") to TNP to evidence the aggregate principal amount of the Project Loans purchased by TNP and now owed by TGC to TNP which now constitute a part of the Obligations. In addition to TNP's purchase of the Project Loans, TNP made prepayments on the Project Loans in an aggregate principal amount of $6,000,000. As a result of such purchase and such prepayments the Project Loans have been paid in full and the only Loans outstanding under the Credit Agreement are the Replacement Loans. The aggregate of the outstanding principal amounts of all the Loans under the Credit Agreement, as evidenced by the Replacement Notes, has not changed as a result of the issuance of the Second Replacement Note. As of the date hereof, the aggregate principal amount of Loans outstanding under the Credit Agreement is $205,000,000, of which $65,000,000 is a Replacement Loan evidenced by the previously issued First Replacement Note and $140,000,000 is a Replacement Loan evidenced by the Second Replacement Note issued on the date hereof.

     2. Effectiveness of Certain Modification of the Credit Agreement. Certain provisions of the First Amendment were to become effective upon the occurrence of certain conditions precedent as set out therein. Said provisions include acknowledgement by the Banks of the prepayment in full of the Project Loans under the Credit Agreement and the acknowledgement by TNP and TGC that there are outstanding $65,000,000 in First Replacement Loans and $140,000,000 in Second Replacement Loans (collectively, the "Subject Provisions"). The conditions precedent have been satisfied and the Subject Provisions are effective.

     3. Effect of Modification. The Loans, evidenced by the Replacement Notes, and the other Obligations as described in the Credit Agreement are secured by the liens, security interests and assignments of the Mortgage and the other Security Documents.
The validity and priority of the liens, security interests and assignments of the Mortgage shall not be extinguished, impaired, reduced, released, or adversely affected by the terms of this Agreement or the First Amendment.

     4. Extension of Rights and Liens. The Borrower hereby extends all rights, titles, liens, security interests,

            FIFTH TGC II MODIFICATION AND EXTENSION AGREEMENT

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 assignments, powers and privileges securing the Obligations as described in the Credit Agreement by virtue of the Mortgage until all of such Obligations have been paid in full and agrees that the execution of this Agreement shall in no manner impair the rights, titles, liens, security interests, assignments, powers and privileges existing by virtue of the Mortgage, as they are extended and modified hereby.

     5. Joinder of Guarantor. TNP, as guarantor under the TNP Guaranty, hereby (i) consents to the execution, delivery and performance by TGC of this Agreement and any other Amendment Document to which TGC is or is intended to be a party and the consummation of the transactions contemplated hereby and thereby,
(ii) agrees that the TNP Guaranty shall remain in full force and effect after giving effect to such transactions and (iii) acknowledges that there are no claims or offsets against, or defenses or counterclaims to, the TNP Guaranty.

     6. Successors and Assigns. This Agreement shall be binding upon, and inure to the benefit of, the successors and assigns of TNP, the Borrower, and the Agent, for the benefit of the Secured Parties; provided, however, nothing contained in this
Section is intended to authorize TNP or the Borrower to assign any of the Obligations or to sell any of the Mortgage Trust Estate except in accordance with the Credit Agreement and the Facility Purchase Agreement.

     7. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

            FIFTH TGC II MODIFICATION AND EXTENSION AGREEMENT

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     EXECUTED as of the date first hereinabove written.

                                   SECURED PARTIES:

                                   THE CHASE MANHATTAN BANK
                                     (NATIONAL ASSOCIATION),
                                     as Agent


                                   By:/s/ Bettylou J. Robert
                                      Title: Vice President


                                   BORROWER:

                                   TEXAS GENERATING COMPANY,
                                     a Texas corporation


                              By:/s/ D. R. Barnard
                                      Title: President

            FIFTH TGC II MODIFICATION AND EXTENSION AGREEMENT

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The undersigned hereby consents
and agrees to the foregoing
pursuant to Section 1(c) of
the Intercreditor Agreement
as defined in the Credit
Agreement.

THE CHASE MANHATTAN BANK
  (NATIONAL ASSOCIATION),
  as Collateral Agent


By:/s/ Bettylou J. Robert
   Title: Vice President



The undersigned is a party
to this Agreement for the
sole purpose of agreeing to
the provisions of Section 4
to this Agreement.

TNP:

TEXAS-NEW MEXICO POWER COMPANY,
  a Texas corporation


By:/s/ D. R. Barnard
   Title: Vice president &
     Chief Financial Officer



            FIFTH TGC II MODIFICATION AND EXTENSION AGREEMENT

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
STATE OF NEW YORK

COUNTY OF NEW YORK

     This instrument was acknowledged before me on the 27th day of September, 1993, by Bettylou J. Robert, Vice President of THE
CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), as Agent.

                              /s/ Elizabeth A. Sullivan
                              NOTARY PUBLIC in and for
                              the State of NEW YORK
My Commission Expires:
February 1, 1995

            FIFTH TGC II MODIFICATION AND EXTENSION AGREEMENT

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STATE OF NEW YORK

COUNTY OF NEW YORK

     This instrument was acknowledged before me on the 27th day of September, 1993, by Bettylou J. Robert, Vice President of THE
CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), as Collateral Agent.

                              /s/ Elizabeth A. Sullivan
                              NOTARY PUBLIC in and for
                              the State of NEW YORK
My Commission Expires:
February 1, 1995

            FIFTH TGC II MODIFICATION AND EXTENSION AGREEMENT

<PAGE 9>


STATE OF NEW YORK

COUNTY OF NEW YORK

     This instrument was acknowledged before me on the 27th day of September, 1993, by D. R. Barnard, President of TEXAS-NEW
MEXICO POWER COMPANY, a Texas corporation, on behalf of said corporation.

                              /s/ Aisha Piracha
                              NOTARY PUBLIC in and for
                              the State of TEXAS
My Commission Expires:
November 16, 1994

            FIFTH TGC II MODIFICATION AND EXTENSION AGREEMENT

<PAGE 10>


STATE OF NEW YORK

COUNTY OF NEW YORK

     This instrument was acknowledged before me on the 27th day of September, 1993, by D. R. Barnard, President of TEXAS
GENERATING COMPANY, a Texas corporation, on behalf of said corporation.

                              /s/ Aisha Piracha
                              NOTARY PUBLIC in and for
                              the State of TEXAS
My Commission Expires:
November 16, 1994

            FIFTH TGC II MODIFICATION AND EXTENSION AGREEMENT

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